SECOND AMENDMENT
                                       TO
             THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                                  Introduction
                                  ------------
          This Second Amendment to Third Amended and Restated Loan and Security Agreement, dated as of April 30, 1998 (this "Amendment"), is an agreement by and among Aeroflex Incorporated, a Delaware corporation formerly known as ARX, Inc., and currently having an address at 35 South Service Road, Plainview, New York 11803 ("Aeroflex"), Aeroflex Laboratories Incorporated, a Delaware corporation currently having an address at 35 South Service Road, Plainview, New York 11803 ("Laboratories"), Aeroflex International Inc., a Delaware corporation currently having an address at 35 South Service Road, Plainview, New York 11803 ("International"), Aeroflex Lintek Corp., an Ohio corporation currently having an address at 60 Grace Drive South, Powell, Ohio 43065 ("Lintek"), Aeroflex Systems Corp., a Delaware corporation currently having an address at 35 South Service Road, Plainview, New York 11803 ("Systems"), Aeroflex Acquisition Corp., a Texas corporation currently having an address at 35 South Service Road, Plainview, New York 11803 ("Acquisition"), Comstron International, S.A.R.L., a French corporation currently having an address at 4 Centre Administratif Des #7, MARES, 78990, Elancourt, France ("Comstron"), MIC Technology Corporation, a Texas corporation currently having an address at 797 Turnpike Street, North Andover, Massachusetts 01845 ("MIC"), MIC Technology S.A.R.L. (a\k\a S.A.R.L. MIC Technology and S.A.R.L. MIC Technologie), a French corporation currently having an address at 15, Rue Boudeville, Thibaud Center, 31100 Toulouse, France ("MICSARL"), and Vibration Mountings and Controls, Inc., a New York corporation currently having an address at 113 Main Street, Box 37, Bloomingdale, New Jersey 07403 ("Vibrations") (Aeroflex, Laboratories, International, Lintek, Systems,
Acquisition, Comstron, MIC, MICSARL and Vibrations may be referred to individually, a "Borrower", and collectively, the "Borrowers"), The Chase Manhattan Bank, a New York state banking corporation formerly known as Chemical Bank and currently having an address at 7600 Jericho Turnpike, Suite 306, Woodbury, New York 11797 ("Chase"), Fleet Bank, N.A., as successor to (by merger with) NatWest Bank N.A. (f/k/a National Westminster Bank USA), a national banking association currently having an address at 300 Broad Hollow Road, Melville, New York 11747 ("Fleet", and together with Chase, individually a "Bank" and collectively the "Banks"), and Fleet Bank, N.A., as Administrator, as successor to (by merger with) NatWest Bank N.A. (f/k/a National Westminster Bank
USA), a national banking association currently having an address at 300 Broad Hollow Road, Melville, New York 11747 (the "Administrator").

                                    Recitals
                                    --------
          The Borrowers, the Banks and the Administrator are parties to a Third Amended and Restated Loan and Security Agreement dated as of March 15, 1996, as amended by the First Amendment to Third Amended and Restated Loan and Security Agreement dated as of July 1, 1997, among the Borrowers, the Banks and the Administrator (as amended, the "Existing Loan Agreement"), pursuant to which the Banks made a $16,000,000.00 term loan and established a $22,000,000.00 committed revolving credit facility (under which committed facility up to $2,000,000.00 was available as letters of credit), which committed facility is subject to borrowing base limitations. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Existing Loan Agreement.

          The Borrowers have requested that the Bank increase the committed revolving credit facility from $22,000,000.00 to $27,000,000.00, extend its maturity until March 31, 2001, and generally lower the interest rate on the Revolving Credit Loans. The Borrowers have requested that the Bank increase the Letter of Credit sublimit from $2,000,000.00 to $3,000,000.00 and generally reduce the letter of credit fees. The Borrowers also have requested that certain of the financial covenants and definitions be changed to take into account the effects of the proposed transaction and certain changed circumstances.

          The Borrowers (and in particular MIC) are entering into the Pearl River Project (as hereinafter defined). The Borrowers have requested that they be permitted to borrow under the Commitment on a temporary basis to fund the Pearl River Project, which may require up to $3,000,000.00 more than currently permitted under the Borrowing Base, which over advance will expire on the first to occur of November 30, 1998, or the closing of the Pearl River Financing (as hereinafter defined).

          The Borrowers have requested that the Banks enter into this Amendment in order to approve and reflect the foregoing, and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    Agreement

          In consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

     Section 1. Amendment to Existing Loan Agreement. The Existing Loan Agreement is hereby amended effective as of March 31, 1998, except as otherwise specified to be effective on or as of another date:

          (A) In Section 1.01 of the Existing Loan Agreement, the definitions of "Agreement", "Applicable Base Margin Rate", "Applicable Euro Margin Rate", "Borrowing Base", "Commitment", "Consolidated Available Earnings", "Consolidated Quick Ratio", "Loan" and "Loans", "Maturity Date", "Note" and "Notes" , "Obligations", "Other Debt", Plainview Mortgage", "Revolving Credit Note" and "Revolving Credit Notes", and "Revolving Credit Period", are hereby deleted in their entirety, and the following new definitions are hereby inserted in their respective places:

          "Agreement" shall mean this Third Amended and Restated Loan and Security Agreement, together with all schedules and exhibits hereto, as amended by the First Loan Amendment and the Second Loan Amendment, and as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein.

          "Applicable Base Margin Rate" shall mean the fluctuating rate of interest per annum equal to the rate set forth below for the Revolving Credit Loans corresponding to the Applicable Pricing Level then applicable:

          Applicable Pricing Level:     Level 1        Level 2        Level 3        Level 4
                                        -------        -------        -------        -------
          Applicable Base Margin Rate
          for Revolving Credit Loans:     0.00%        0.00%          0.00%          0.00%

     The   Applicable   Base  Margin  Rate  shall   change  from  time  to  time
     simultaneously with each change in the Applicable Pricing Level.

          "Applicable Euro Margin Rate" shall mean the fluctuating rate of interest per annum equal to the rate set forth below for the Revolving Credit Loans corresponding to the Applicable Pricing Level then applicable:

          Applicable Pricing Level:     Level 1        Level 2        Level 3        Level 4
                                        -------        -------        -------        -------
          Applicable Euro Margin Rate
          for Revolving Credit Loans:     1.00%        1.50%          2.00%          2.00%

     The Applicable Euro Margin Rate shall change from time to time simultaneously with each change in the Applicable Pricing Level; provided, however, that the Applicable Euro Margin Rate for Revolving Credit Loans shall be no less than 1.50% per annum for the first $4,720,000.00 in Revolving Credit Loans until such time as those Loans (which were the former "Term Loans") have been repaid in full with the proceeds of the Plainview Mortgage Loans.

          "Borrowing Base" shall mean the amount determined as of a particular date equal to the sum of: (a) the sum of: (i) 85% of the gross book value of all Eligible Receivables of the Borrowers then outstanding; (ii) 25% of the net book value of all Eligible Inventory (other than Eligible Gold Inventory and Eligible Lucent Inventory) of the Borrowers at the time (i.e., the gross value of such inventory, determined at the lower of cost or market, less any and all reserves for obsolescence, damage, theft and the like); and (iii) 85% of the net book value of all Eligible Gold Inventory and Eligible Lucent Inventory of the Borrowers at the time (i.e., the gross value of such inventory, determined at the lower of cost or market, less any and all reserves for obsolescence, damage, theft and the like); provided that no more than $5,400,000.00 of the net book value of the Eligible Lucent Inventory shall be included in the clause (iii) computation; provided further that the Administrator (with the consent of the Majority Banks) at any time and from time to time may modify or add categories of eligibility or ineligibility in order to reflect the composition of and the Borrowers' experience with its Eligible Receivables, Eligible Inventory, Eligible Lucent Inventory and Eligible Gold Inventory; and provided further that if the Administrator at any time determines any such method of valuation overstates the actual fair market value at the time, the Administrator may recalculate those values to fair market value; minus (b) until such time as payment of the Earn-out Amount, if any, and the Excess Cash Flow Initial Payment, if any, have been made, the greater of (but not more than $4,000,000.00) (A) the Earn-out Accrual, or (B) the Excess Cash Flow Initial Payment accrued (and not paid) to the date of determination; plus (c) $3,000,000.00 until the first to occur of November 30, 1998, or funding under the Pearl River Financing. The Administrator may determine the Borrowing Base at any time and from time to time, which may (but need not) be based upon the Borrowers' periodic report on the form of Borrowing Base Certificate required under Section 5.02(f) of this Agreement.

          "Commitment" shall mean the commitment to make revolving credit loans to the Borrowers by the Banks, collectively, in the aggregate principal amount outstanding at any one time not to exceed the remainder of (i) $27,000,000.00 minus (ii) the sum of all voluntary reductions made under
     Section 2.01(d) hereof (but with the commitment of any particular Bank limited solely to its respective Committed Share of the Commitment), as such amount may be further reduced from time to time or terminated pursuant to the terms of this Agreement.

          "Consolidated Available Earnings" shall mean, for any period, the sum of (a) the Consolidated EBIT of the Borrowers for such period, plus (b) the consolidated depreciation and amortization of the Borrowers included in such Consolidated EBIT for such period, including (without limitation) the amortization of goodwill and other non-cash charges, and minus (c) the aggregate capital expenditures of the Borrowers during such period (excluding (i) capital expenditures funded with Other Debt, and (ii) up to $6,000,000.00 in aggregate capital expenditures of the Borrowers on the Pearl River Project prior to December 31, 1998, but only if the Pearl River Financing L/C Commitment is in effect by no later than June 30, 1998), all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated   Quick   Ratio"   shall   mean,   as  at  any  date  of
     determination, the ratio of (a) the unencumbered consolidated current assets of the Borrowers at such date consisting of cash, marketable securities, accounts receivable, Eligible Lucent Inventory and raw gold inventory (treating as unencumbered for this purpose those assets and properties that are subject only to the security interests of the Administrator for the benefit of all of the Banks), to (b) the consolidated current liabilities of the Borrowers at such date (excluding from current liabilities for this purpose the current portion of long term debt), all as determined on a consolidated basis in accordance with GAAP.

          "Loan" and "Loans" shall respectively mean any and all principal amounts outstanding from time to time (including future advances) in respect of the Revolving Credit Loans, the Letter of Credit Advances and all other amounts advanced from time to time to or on behalf of any one or more of the Borrowers by the Administrator, the Banks or their respective designees pursuant to this Agreement or any other Loan Instrument.

          "Maturity Date" shall mean the earliest of (a) March 31, 2001, with respect to the Revolving Credit Loans and all other Obligations, (b) with respect to the Revolving Credit Loans, the date on which the Commitment shall have been reduced permanently to zero, and (c) with respect to all Obligations the date on which the maturity of the Obligations shall have been accelerated pursuant to Section 8.02 hereof.

          "Note" and "Notes" shall respectively mean any one or more of the Revolving Credit Notes.

          "Obligations" as of any date shall mean the Borrowers' obligation (i) to repay the balance of the Loans then outstanding, including accrued and unpaid interest thereon (including, without limitation, any and all interest and other amounts accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, irrespective of whether such interest and other amounts are allowed or allowable as claims in such proceedings), (ii) to pay or otherwise satisfy all of the other amounts to be paid and obligations to be performed or otherwise satisfied by the Borrowers (whether jointly or severally) under this Agreement and the other Loan Instruments, (iii) to pay or otherwise perform or satisfy all of the other amounts to be paid and obligations to be performed or otherwise satisfied by any Borrower under any interest rate protection, foreign currency exchange, or other interest or exchange rate swap or hedging agreement or arrangement with either Bank or any of their respective affiliates, and (iv) to pay or otherwise satisfy any and all overdrafts of the Borrower honored by either Bank (in its sole and absolute discretion).

          "Other Debt" shall mean (a) purchase money indebtedness incurred in the purchase of equipment in the ordinary course of business so long as each is secured only by the equipment purchased (excluding any Loans used for such purposes), (b) indebtedness secured by equipment and similar tangible assets and properties (other than Collateral) refinanced in the ordinary course of business so long as the net book value of the assets and properties so pledged does not exceed 200% of the amount of such indebtedness, and (c) obligations arising under leases, whether or not constituting indebtedness under GAAP, excluding, however, (i) leases (A) of real property or (B) having aggregate rental payments for the initial term (discounted to present value) of less than $100,000 for any lease (with multiple equipment schedules constituting a single lease) or series of related leases, (ii) any refinancing of any Lucent Equipment Financing permitted under Section 6.02(a) hereof, and (iii) the Pearl River Financing in an amount not to exceed $8,630,000.00 pursuant to approved Pearl River Financing Documents.

          "Plainview Mortgage" shall mean the Mortgage, Assignment of Rents and Security Agreement dated as of April 30, 1998, from Aeroflex, as mortgagor, to the Plainview Mortgage Administrator, as mortgagee (for the benefit of all of the Plainview Mortgage Banks), respecting Aeroflex's Plainview facility, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein.

          "Revolving   Credit   Note"  and   "Revolving   Credit   Notes"  shall
     respectively mean any one or more of the Fourth Amended and Restated Revolving Promissory Notes dated as of April 30, 1998, issued by the Borrowers severally to each of the Banks to evidence its Pro Rata Share of the Revolving Credit Loans (as referenced in Section 2.03(a) hereof), as each may be modified, amended or restated from time to time in the manner provided therein.

          "Revolving Credit Period" shall mean that period commencing on the Effective Date and terminating on the earlier of (a) March 31, 2001, or (b) the Maturity Date.

          (B) In Section 1.01 of the Existing Loan Agreement, the following new definitions of "Eligible Lucent Inventory", "Pearl River Financing", "Pearl River Financing Authority", "Pearl River Financing Document" and "Pearl River Financing Documents", "Pearl River Financing L/C", "Pearl River Financing L/C Commitment", "Pearl River Project", "Plainview Mortgage Administrator", "Plainview Mortgage Agreement", "Plainview Mortgage Banks", "Plainview Mortgage Loans", "Plainview Mortgage Loan Document" and "Plainview Mortgage Loan Documents", "Plainview Mortgage Note" and "Plainview Mortgage Notes", "Second Loan Amendment", "Third Restated Revolving Note" and "Third Restated Revolving Notes", and "Year 2000 Compatible" are hereby inserted in their respective proper alphabetical positions without the deletion or modification of any other material:

          "Eligible  Lucent   Inventory"  shall  mean  all  Eligible   Inventory
     consisting of finished goods manufactured pursuant to the Lucent Supply Agreement.

          "Pearl River Financing" shall mean the industrial development bond financing to MIC from the Pearl River Financing Authority secured by a mortgage on the Pearl River Project and secured and enhanced by the Pearl River Financing L/C.

          "Pearl River Financing Authority" shall mean the County of Rockland (New York) Industrial Development Agency or any successor.

          "Pearl River Financing Document" and "Pearl River Financing Documents" shall respectively mean any one or more of the bonds issued to evidence and bond purchase agreement, indenture and other agreements executed to govern the Pearl River Project Financing, the mortgages encumbering the Pearl River Project executed by MIC to support the Pearl River Financing and/or the Pearl River L/C, the Pearl River Financing L/C Commitment, the Pearl

     River Financing L/C and related application(s) and reimbursement agreement(s), and the guaranties executed by Aeroflex respecting the Pearl River Financing or Pearl River Financing L/C, and any and all waivers, consents, agreements, instruments and other documents executed by the requisite person(s) pursuant to or in connection with any of the foregoing; in each case whether now or hereafter existing, and as each may be supplemented, modified, amended or restated from time to time.

          "Pearl River Financing L/C" shall mean the letter(s) of credit issued by the institutional lender(s) to support the Pearl River Financing, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

          "Pearl River Financing L/C Commitment" shall mean the commitment letter issued by an institutional lender to MIC committing to provide a Pearl River Financing L/C in an aggregate face amount of not less than U.S.$5,000,000.

          "Pearl River Project" shall mean the acquisition and improvement of MIC's facility in Pearl River, New York (which MIC currently rents).

          "Plainview Mortgage Administrator" shall mean the "Administrator" under (and as defined in) the Plainview Mortgage Agreement.

          "Plainview Mortgage Agreement" shall mean the Mortgage Loan Agreement among Aeroflex, the Plainview Mortgage Banks and the Plainview Mortgage Administrator to be dated as of April 30, 1998 (or such other date as may be chosen by the parties thereunder), together with all schedules and exhibits thereto, as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein .

          "Plainview Mortgage Banks" shall mean the "Banks" under (and as defined in) the Plainview Mortgage Agreement.

          "Plainview Mortgage Loans" shall mean any and all principal amounts of the "Term Loans" outstanding under (and as defined in) the Plainview Mortgage Agreement from time to time (including future advances) and all other amounts advanced from time to time to or on behalf of any one or more of the Borrowers by the Plainview Mortgage Administrator, the Plainview Mortgage Banks or their respective designees pursuant to the Plainview Mortgage Agreement or any other Plainview Mortgage Loan Document.

          "Plainview  Mortgage  Loan  Document"  and  "Plainview  Mortgage  Loan
     Documents" shall respectively mean any one or more of the Plainview Mortgage Agreement, the Plainview Mortgage Notes, the Plainview Mortgage, and the various other mortgages, assignments, instruments and other documents creating or evidencing any interest of the Administrator or any other Bank in any collateral securing or intended to secure anyone's obligations under any of the foregoing, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to or in connection with any of the foregoing and accepted or delivered by the Plainview Mortgage Administrator (with the consent of the "Requisite Banks" thereunder, as and if required) (whether prior to, on or from time to time after the "Effective Date" thereunder), as each may be supplemented, modified, amended or restated from time to time in the manner provided therein.

          "Plainview Mortgage Note" and "Plainview Mortgage Notes" shall respectively mean any one or more of the Mortgage Notes dated as of April 30, 1998, issued by Aeroflex severally to each of the Plainview Mortgage Banks to evidence its "Pro Rata Share" of the Plainview Mortgage Loans (as referenced in the Plainview Mortgage Agreement, as each may be modified, amended or restated from time to time in the manner provided therein.

          "Second Loan Amendment" shall mean the Second Amendment to Third Amended and Restated Loan and Security Agreement dated as of April 30, 1998, between the Borrower and the Bank.

          "Third Restated Revolving Note" and "Third Restated Revolving Notes" shall respectively mean any one or more of the Third Amended and Restated Revolving Promissory Notes dated as of March 15, 1996, issued by the Borrowers severally (i) to Chase in the original principal amount of U.S.$8,800,000.00, and (ii) to Fleet in the original principal amount of U.S.$13,200,000.00, which notes were issued to amend, extend, restate and completely replace the Existing Revolving Notes.

          "Year 2000 Compatible" shall mean that the referenced computer or other hardware or software of the reference person (a) will not malfunction, cease to function, generate incorrect date dependent or related data or produce incorrect results on or after January 1, 2000 or 2001, (b) applies formulae, calculates, displays, exports, imports, manages, manipulates, operates, provides, processes, recognizes, sorts, and stores all dates and date dependent or related user or interface data, fields, functionalities and values (i) in four-digit year date format (whether "date" or "year" data field or otherwise), (ii) that properly, fully and correctly identifies any year (including, without limitation, the century thereof) and computes any period, value or result (including, without limitation, those spanning the end of any century or millennium), and (iii) without any error, in each case (A) without the necessity of any human intervention or system modification and (B) whether such dates occur on or after January 1, 2000 or 2001, and whether or not such dates are intermixed with or compared to (in calculations or otherwise) dates occurring in the years of or before 1999 or 1899, and (c) will properly interface with other hardware and software of the referenced person without rendering any of them less Year 2000 Compatible or otherwise less functional.

          (B) In Section 1.01 of the Existing Loan Agreement, the definitions of "Applicable Commitment Fee Rate", "Term Loan", "Term Loans", "Term Note", and "Term Notes" are hereby deleted in their entirety.

          (C) The text of Section 2.02 of the Existing Loan Agreement is hereby deleted in its entirety and replaced with the phrase [Intentionally Deleted Pursuant to the Second Loan Amendment].

          (D) In Section 2.03 of the Existing Loan Agreement,  subsections  (a),
(b), and (c) are hereby deleted in their entirety, and the following new subsections are hereby inserted in their respective places:

          (a) The obligation of the Borrowers to repay the Revolving Credit Loans, together with interest thereon, shall be evidenced by a Fourth Amended and Restated Revolving Promissory Note issued by the Borrowers to each Bank in the form of Exhibit A to the Second Loan Amendment in the amount of such Bank's Committed Share of the Commitment and dated as of April 30, 1998.

          (b)  [Intentionally Deleted Pursuant to the Second Loan Amendment]

          (c) The Revolving Credit Notes have been issued to amend, extend, restate and completely replace the Third Restated Revolving Notes, to evidence all amounts outstanding under the Third Restated Revolving Notes, all amounts outstanding under the former Term Loans as converted to Revolving Credit Loans pursuant to Section 1(E) of the Second Loan Amendment, and to evidence any further advances or readvances of the Revolving Credit Loans. Although issued in substitution for and restatement and replacement of the Third Restated Revolving Notes, the Revolving Credit Notes shall not be deemed to have been issued in payment, satisfaction, cancellation or novation of the Third Restated Revolving Notes. The Banks shall be entitled to retain the Third Restated Revolving Notes until all of the Obligations have been fully paid and satisfied, after which time the Third Restated Revolving Notes shall be returned to the Borrower at the same time as the Revolving Credit Notes, unless some other time or manner of delivery shall be provided by any other written agreement between the Borrower and the Banks. Promptly following the Effective Date, each Bank shall legend the Third Restated Revolving Note issued to it as follows:

          "This Note is one of the Third Restated Revolving Notes that has been superseded by the Fourth Amended and Restated Revolving Promissory Notes of the Borrowers dated as of March 31, 1998, which amended, restated and completely replaced this Note and the other Third
          Restated Revolving Notes and evidences the indebtedness formerly evidenced by this Note and the other Third Restated Revolving Notes, but which shall not be deemed or construed to be issued in payment, satisfaction, cancellation or novation of this Note or any other Third Restated Revolving Notes. Reference should be made to such new Notes for all purposes, as the terms and provisions of this Note have no further independent force or effect."

          (E) The $4,720,000.00 in Term Loans outstanding on April 30, 1998, are hereby converted into Revolving Credit Loans ($2,832,000.00 from Fleet and $1,888,000.00 from Chase), to be evidenced by the Revolving Credit Notes and governed as Revolving Credit Loans by the Loan Agreement and other Loan Instruments. There will be no further Term Loans under the Loan Agreement. In addition, the Banks have agreed to eliminate certain mandatory prepayments of the Revolving Credit Loans, effective as of April 30, 1998. Accordingly, in
Section 2.05 of the Existing Loan Agreement, subsections (d), (e) and (f) are hereby deleted in their entirety and replaced with the phrase [Intentionally Deleted Pursuant to the Second Loan Amendment].

          (F) In Section 2.05 of the Existing Loan Agreement, subsection (c) is hereby deleted in its entirety, and the following new subsection is hereby inserted in its place:

          (c) The Borrowers shall repay the principal balances then outstanding under the Revolving Credit Loans in full on the Maturity Date.

          (G) In Section 2.06 of the Existing Loan Agreement, subsection (a) is hereby deleted in its entirety, and the following new subsection is hereby inserted in its place:

          (a) The Borrowers shall pay to the Banks sharing in the Revolving Credit Loans on the last Business Day of each March, June, September and December of each year during the Revolving Credit Period, and on the last day of the Revolving Credit Period, in arrears, a fee (computed on the basis of the actual number of days elapsed and a year of 360 days) respecting the availability of the Commitment (the "Commitment Fee") equal to (i) the Applicable Commitment Fee Rate per annum prior to April 1, 1998, and (ii) one quarter of one percent (0.25%) per annum thereafter, of the average daily unadvanced portion of the Commitment during the then most recently concluded calendar quarter or portion thereof (with the Letters of Credit Amount being considered an advance under the Commitment); provided, however, that in making any such calculation the first $4,720,000.00 in Revolving Credit Loans shall be treated as "unadvanced" (even though actually outstanding) until such time as those Loans (which were the former "Term Loans") have been repaid in full with the proceeds of the Plainview Mortgage Loans.

          (H) Effective as of March 19, 1998, in Section 2.07 of the Existing Loan Agreement, subsections (a) and (e) are hereby deleted in their entirety and the following new subsections are hereby inserted in their respective places:

          (a) Upon the terms and provisions and subject to the conditions contained in this Agreement, in lieu of a cash advance under the Commitment the Administrator (the "Fronting Bank") in its discretion may issue or cause the issuance of Letters of Credit from time to time upon the request of the Borrowers up to a cumulative maximum face amount (whether or not advanced) not to exceed $3,000,000.00 in order to secure the debts or obligations of the Borrowers; provided that the Fronting Bank's agreement to consider the issuance of Letters of Credit shall terminate on the first to occur of the Maturity Date and the expiration of the Revolving Credit Period; and provided further that the Fronting Bank shall not consider the issuance of any Letter of Credit if (to the actual knowledge of the Fronting Bank) the face amount of the Letter of Credit to be issued plus the sum of the Letters of Credit Amount and the principal balance outstanding under the Revolving Credit Loans together would exceed the lesser of the Commitment or the Borrowing Base.

          (e) The Borrowers shall pay to the Administrator (for the benefit of all of the Banks) on each of the anniversaries of the issuance of each outstanding Letter of Credit, in advance, a fee respecting each Letter of Credit (the "Letter of Credit Fee") for the year commencing with that date (computed on the basis of the actual number of days in such year and a year of 360 days) equal to (i) two percent (2%) per annum prior to March 19, 1998, and (ii) one and one-half percent (1.50%) per annum thereafter, of the unadvanced face amount thereof, with such amount being determined as of the Business Day immediately preceding the quarterly payment date; provided that the Borrowers shall pay that fee on the Issuance Date, in advance, for the forthcoming year; and provided further that the minimum fee for any Letter of Credit shall be the greater of (i) one-half percent (0.50%) of the face amount or (ii) $1,000.00, irrespective of any smaller amount or shorter expiry. The Borrowers also shall pay to the Fronting Bank any and all customary fees (other than the Letter of Credit Fee), commissions and/or charges of the Fronting Bank for any increase, extension, renewal, amendment or transfer of the Letter of Credit. The Borrowers also shall pay to the Fronting Bank any fees or other charges of any other issuer or any participant, correspondent, confirming bank, custodian or designee of the Fronting Bank or other issuer involved with the Letter of Credit.

          (I) In Section 3.05 of the Existing Loan Agreement, the following new sentence is hereby inserted at the conclusion thereof without the deletion or modification of any other material.

     All of the computer and other hardware and software of owned or used by the Borrowers, and to the knowledge of the Borrowers (after due inquire) all persons furnishing any material accounting, portfolio, payroll or other services to or on behalf of any Borrower utilizing computer and other hardware and software in the provision of such services, (1) are Year 2000 Compatible or (2) will be Year 2000 Compatible by no later than June 30, 1999, through expenditures that would not reasonably be likely to be material in the aggregate or result in any Event of Default.

          (J) In Section 5.02 of the Existing Loan Agreement, subsection (f) is hereby deleted in its entirety, and the following new subsection is hereby inserted in its place:

     (f) as soon as available, and in any event within 25 days after the end of each calendar quarter if the Loans do not exceed $5,000,000.00, or within 25 days after the end of each calendar month if the Loans equal or exceed $5,000,000.00, (i) an operating statement for the month and year-to-date just ended, compared to budget (which may be delivered within 45 days after the end of any fiscal quarter instead of within 25 days), (ii) a receivables aging with respect to the month (as applicable) just ended, and (iii) a Borrowing Base Certificate substantially in the form of Exhibit D-II hereto setting forth the Borrowing Base as at the end of such month, provided that the Borrowing Base Certificate may be requested as frequently as weekly or monthly, with each of the foregoing being certified by the President and the chief financial officer of Aeroflex (who shall have read this Agreement and made an examination sufficient in the opinion of the signers to make informed statements therein);

          (K) In Section 5.02 of the Existing Loan Agreement, subsection (i) is hereby deleted in its entirety, and the following new subsection is hereby inserted in its place:

     (i) as soon as available, and in any event within 90 days after the commencement of each fiscal year of the Borrowers, a consolidated and consolidating annual budget and projections for the Borrowers for the forthcoming fiscal year (projected quarterly), including consolidated and consolidating cash flows of the Borrowers projected quarterly, certified by the chief financial officer of Aeroflex;

          (L) In Section 6.01 of the Existing Loan Agreement,  subsections  (b),
(e) and (g) are hereby deleted in their entirety, and the following new sections are hereby inserted in their respective places:

          (b) The Borrowers shall not cause, suffer or permit their Consolidated Effective Leverage Ratio to exceed: (i) 2.00:1 at the Effective Date, or at any time thereafter through June 29, 1999, and (ii) 1.75:1 at June 30, 1999, or at any time thereafter.

          (e) The Borrowers shall not permit their Consolidated Quick Ratio to be less than 1.00:1 at any time.

          (g) The Borrowers shall not directly or indirectly make, incur or permit their consolidated capital expenditures to exceed: (i) $7,500,000.00 for their fiscal year ending June 30, 1997; (ii) $9,500,000.00 (exclusive of up to $4,500,000.00 in capital expenditures related to the Lucent Transactions) for their fiscal year ending June 30, 1998; and (iii)
     $7,500,000.00 for any fiscal year thereafter; all as determined on a consolidated basis in accordance with GAAP; provided, however, that the Borrowers may incur up to $6,000,000.00 in total additional capital expenditures for the Pearl River Project so long as the Pearl River

     Financing L/C Commitment is in effect by June 30, 1998, which permitted total additional capital expenditures may be incurred in (and apportioned among) their fiscal years ending June 30, 1998, and 1999.

          (M) In section 6.02 of the Existing Loan Agreement, subsection (a) is hereby deleted in its entirety, and the following new subsection is hereby inserted in its respective place:

          (a) No Borrower shall directly or indirectly create, incur, assume, permit to exist, increase, renew or extend any indebtedness on its part, including commitments, lines of credit and other credit availabilities, or apply for or offer or agree to do any of the foregoing, except that the Borrowers may incur or permit to exist: (i) indebtedness owed to the Administrator or the Banks under any of the Loan Instruments; (ii) indebtedness incurred as permitted as Other Debt under subsection (b) of this Section, provided that the Borrowers may continue such indebtedness, but without any increase, once incurred as so permitted; (iii) loans or advances from one Borrower to another Borrower; (iv) the indebtedness outstanding under the Debentures, the Plainview Bond Documents and the Equipment Finance Documents, including any renewal or extension thereof, but excluding any increase therein; (v) any indebtedness incurred under any new Subordinated Debt Documents approved by the Majority Banks as provided in Section 6.13 hereof so long as no Event of Default or Default then exists or would result therefrom, with the various financial measurements and covenants set forth in Section 6.01 of this Agreement being recalculated on a pro forma basis (from the then most recent quarterly or subsequent pro forma calculations) to include the effects of the proposed subordinated indebtedness, provided that the Borrowers may continue such indebtedness, but without any increase, once incurred as so permitted; (vi) any indebtedness incurred under any new Pearl River Financing Documents approved by the Majority Banks as provided in Section 6.16 hereof so long as no Event of Default or Default then exists or would result therefrom, with the various financial measurements and covenants set forth in Section
     6.01 of this Agreement being recalculated on a pro forma basis (from the then most recent quarterly or subsequent pro forma calculations) to include the effects of the proposed Pearl River Financing; provided that the Borrowers may continue such indebtedness, but without any increase, once incurred as so permitted; (vii) the Plainview Mortgage Loan; and (viii) the existing indebtedness listed in Schedule 3.09(a) hereto, including any renewal or extension thereof, but excluding any increase therein or the continuation of any indebtedness being retired with the proceeds of the Loans.

          (N) In section 6.03 of the Existing Loan Agreement, subsection (a) is hereby deleted in its entirety, and the following new subsection is hereby inserted in its respective place:

          Section 6.03. Guaranties. No Borrower shall directly or indirectly make, create, incur, assume, permit to exist, increase, renew or extend any guaranty on its part of any indebtedness or other obligation of any other person, or offer or agree to do so, except for: (a) any guaranty of indebtedness or other obligations owed to the Administrator or the Banks under any of the Loan Instruments; (b) those guaranties listed in Schedule 3.09(b) hereto, excluding, however, any increase therein or renewal or extension thereof; (c) the guaranties under the Equipment Finance Documents, including any renewal or extension thereof, but excluding any increase in the guarantied obligations; (d) any guaranty by any Borrower of the Pearl River Financing permitted under Section 6.16 hereof; (e) the endorsement of negotiable instruments for collection or deposit in the ordinary course of each Borrower's business; or (f) any guaranty of the indebtedness or other obligations of any Borrower if the guarantor thereof would have been permitted to have incurred the indebtedness or other obligation directly and transferred the proceeds or other assets and properties to such Borrower under this Agreement and the other Loan Instruments.

          (O) In Article VI of the Existing  Loan  Agreement,  the following new
Section is hereby inserted at the conclusion thereof without the deletion or modification of any material:

          Section 6.16. Modification of the Pearl River Financing Documents, Etc. No Borrower shall directly or indirectly enter into any original or new Pearl River Financing Document, or agree to, or cause, suffer or permit, any supplement to or any waiver (of its rights), modification, amendment or restatement of any term or provision of any Pearl River
     Financing Document from those approved by the Banks, or offer or agree to do any of the foregoing, without the prior written consent of the Majority Banks; provided that the Majority Banks shall not unreasonably withhold their consent respecting any new Pearl River Financing Documents for new indebtedness. The inclusion of supplements, modifications, restatements and the like in the various definitions of the Pearl River Financing Documents is not intended, and shall not be deemed or construed, to be permission for or acceptance of any of the foregoing by the Majority Banks. In any event (without limiting the discretion of any Bank), (i) no Borrower shall cause, suffer or permit any of the obligations of any Borrower under any Pearl River Financing Document (A) to prohibit or restrict access by the Administrator to any Collateral located at the Pearl River Project, which access shall be confirmed by the lender(s) thereunder, (B) to be secured by or place any restrictions on the removal of any Collateral, or (C) to be supported by any guaranty from Aeroflex or any other Borrower that is secured or less than fully subordinated (in the judgment of the Majority Banks) to the prior payment and satisfaction of the Obligations, (ii) the Pearl River Financing Documents shall provide for (A) notice of any default thereunder to the Banks, (B) an opportunity during the 30-day period following receipt of such notice to voluntarily cure such default (in the discretion of the Banks), and (C) the other rights and remedies customarily afforded a senior lender, (iii) the Pearl River Financing shall provide for bond financing of at least 10 years at commercially prevailing industrial development bond rates, with funding subject only to the execution and delivery of a "first mortgage" (subject to the normal non-debt encumbrances), the issuance and delivery of the Pearl River Financing L/C and the other usual mortgage loan conditions precedent, and (iv) the Pearl River Financing L/C Commitment shall provide for a standby letter of credit of not less than $5,000,000.00 in aggregate face amount that will not expire for at least two years after issuance, with issuance subject only to the execution and delivery of the usual application(s) and reimbursement agreement(s) and the "second mortgage" (if any) securing MIC's reimbursement obligations and the other usual closing conditions.

     (N) In section 8.01 of the Existing Loan Agreement, subsection (f) is hereby deleted in its entirety, and the following new subsection is hereby inserted in its place:

          (f) any "Event of Default" shall occur under (and as defined in) the Plainview Mortgage Agreement, Plainview Mortgage Notes or Plainview Mortgage, whether in whole or in part, or any principal payment thereunder (in whole or in part) shall be accelerated or otherwise become due or payable prior to the scheduled payment date; any "Event of Default" (or similarly defined term) shall occur under (and as defined in) any Pearl River Financing Document, whether in whole or in part, or any principal payment thereunder (in whole or in part) shall be accelerated or otherwise become due or payable prior to the scheduled payment date; or any "Event of Default", whether in whole or in part, shall occur under (and as defined in) the Indenture or any other Subordinated Debt Document, or any principal payment (in whole or in part) under any Subordinated Debt Document shall be accelerated or otherwise become due or prepayable (whether directly or through any trust deposit) prior to the scheduled payment date (including, without limitation, the imposition or inception of any obligation to make any payment of "Accelerated Redemption Obligations" under (and as defined in) Section 3.07 of the Indenture or make any deposit under Section 4.10 of the Indenture);

          Section 2. Acknowledgment of Outstanding Loans. The Borrowers hereby jointly and severally acknowledge, certify and agree that: (a) pursuant to the Existing Loan Agreement, the Banks have made loans on a term basis to the Borrowers, none of which are outstanding as of the date of this Amendment after the conversion made in Section 1(E), and the Banks have made Revolving Credit Loans to the Borrowers that are outstanding as of the date of this Amendment in the aggregate principal amount of $4,720,000.00 (after such conversion); and (b) the obligations of the Borrowers to repay those loans (with interest) to the Bank and to perform or otherwise satisfy its other Obligations, as well as the security interests in the Collateral granted by the Borrowers to the Administrator (for the benefit of all of the Banks), under the Existing Loan Agreement and other Loan Instruments (i) each remain and shall continue in full force and effect, both before and after giving effect to this Amendment, (ii) are not subject as of the date of this Amendment to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, and (iii) are and shall continue to be governed by the terms and provisions of the Existing Loan Agreement and other Loan Instruments as supplemented, modified and amended by this Amendment.

          Section 3. Bringdown of Representations, Etc. As of the date of this Amendment, both prior to and after giving effect to any requested Advance in connection herewith and the provisions of this Amendment: (a) the representations and warranties of each of the Borrowers set forth in the
Agreement and other Loan Instruments (as to any Advance Date and Letter of Credit Issuance Date are true and correct in all material respects with the same effect as though those representations and warranties had been made on and as of the date hereof, subject, however, to any updated information respecting any event(s) occurring after the Effective Date affecting any of the representations contained in Sections 3.04, 3.06 and 3.11 hereof and specifically disclosed in any signed notice or bringdown, indebtedness or guaranty certificate required hereunder and delivered to and accepted by the Administrator (with the consent of the Requisite Banks, as and if required) on or prior to the date hereof, although it is acknowledged and agreed that neither such delivery nor such acceptance shall constitute a waiver of or consent to any event so disclosed;
(b) no Event of Default or Default has occurred and is continuing, excluding, however, those events subject to an express written waiver or consent from the Administrator (with the consent of the Requisite Banks, as and if required), if any; (c) the information set forth in the Secretary's or Officer's Certificate most recently delivered to the Administrator or the Banks respecting (among other things) the authorizing resolutions, organizational and governing documents and the incumbency of the officers of each of the Borrowers is true and complete in all material respects as if those certificates had been delivered on and as of the date hereof; (d) there are no actions, suits or proceedings pending or, to the best knowledge of the undersigned, threatened or contemplated by any person for the liquidation or dissolution of any Borrower or otherwise threatening their respective existences or challenging or calling into question the power or authority of any Borrower to execute or deliver any Loan Instrument to which it is or will be a party or to perform any of its obligations thereunder; and (e) the Obligations of the Borrowers under the Agreement, Note and other Loan Instruments (i) are not subject as of the date of this Certificate to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination against the Administrator, any Bank or any other person and (ii) remain and are currently in full force and effect, enforceable against them in accordance with their respective terms and provisions.

          Section 4. Amendment Fee and Additional Documents. As a condition precedent to the effectiveness of this Amendment, the Borrowers: (a) shall pay an amendment fee of $12,000.00 to Fleet and $8,000.00 to Chase in respect of this Amendment; (b) shall cause the execution and delivery of this Amendment; and (c) shall deliver such other instruments and other documents (i) as may be required by this Amendment or listed in the final version of the Checklist of Closing Documents delivered to the Borrower on or before the date this Amendment becomes effective, and (ii) as the Administrator or the Banks may request to effect this Amendment. Each instrument and document shall be in such form and substance as may be acceptable to the Majority Banks in their discretion.

          Section 5. Counterparts. This Amendment may be signed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto.

          Section 6. Governing Law, Etc. This Amendment is a Loan Instrument and shall be governed by and construed in accordance with the applicable terms and provisions of Articles VIII, IX and X of the Existing Loan Agreement as amended hereby, which terms and provisions are incorporated herein by reference.

                                  [END OF PAGE]

          Section 7. Agreement to Continue as Amended. The Existing Loan Agreement and the other Loan Instruments, as supplemented, modified and amended by this Amendment, shall remain and continue in full force and effect after the date hereof.

          In Witness Whereof, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                    Aeroflex Incorporated (f/k/a ARX, Inc.)

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                                    Aeroflex Laboratories Incorporated

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                                    Aeroflex International Inc.

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                                    Aeroflex Lintek Corp.

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                                    Aeroflex Systems Corp.

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                                    Aeroflex Acquisition Corp.

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                                    Comstron International, S.A.R.L.

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                                    MIC Technology Corporation

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                             [SIGNATURES CONTINUED]

                                    MIC Technology S.A.R.L.

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                                    Vibration Mountings and Controls, Inc.

                                    By: /s/ Charles T. Badlato
                                        Charles T. Badlato, Assistant Secretary


                                    The Chase Manhattan Bank

                                    By: /s/ Barbara G. Bertschi
                                        Barbara G. Bertschi, Vice President


                                    Fleet Bank, N.A.

                                    By: /s/ Christopher Mendelsohn
                                        Christopher Mendelsohn, Vice President


                                    Fleet Bank, N.A.,
                                       as Administrator

                                    By: /s/ Christopher Mendelsohn
                                        Christopher Mendelsohn, Vice President

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Incorporated) executed the instrument.
                              /s/ Catherine M. Menza
                              Notary Public, State of New York



STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Laboratories Incorporated) executed the instrument.

                              /s/ Catherine M. Menza
                              Notary Public, State of New York


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex International Inc.) executed the instrument.
                                   /s/ Catherine M. Menza
                                   Notary Public, State of New York


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Lintek Corp.) executed the instrument.
                                   /s/ Catherine M. Menza
                                   Notary Public, State of New York

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Systems Corp.) executed the instrument.
                              /s/ Catherine M. Menza
                              Notary Public, State of New York


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Acquisition Corp.) executed the instrument.
                              /s/ Catherine M. Menza
                              Notary Public, State of New York


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Comstron International, S.A.R.L.) executed the instrument.

                              /s/ Catherine M. Menza
                              Notary Public, State of New York


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology Corporation) executed the instrument.
                              /s/ Catherine M. Menza
                              Notary Public, State of New York

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology S.A.R.L.) executed the instrument.

                              /s/ Catherine M. Menza
                              Notary Public, State of New York



STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 17th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Vibration Mountings and Controls, Inc.) executed the instrument.

                              /s/ Catherine M. Menza
                              Notary Public, State of New York

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 15th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Barbara G. Bertschi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Vice President, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., The Chase Manhattan Bank) executed the instrument.
                              /s/ John K. Budzyker
                              Notary Public, State of New York



STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 16th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher Mendelsohn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Vice President, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Fleet Bank, N.A.)
executed the instrument.

                                   /s/ Charlotte E. Moore
                                   Notary Public, State of New York

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this 16th day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher Mendelsohn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Vice President, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Fleet Bank, N.A., as Administrator) executed the instrument.

                                   /s/ Charlotte E. Moore
                                   Notary Public, State of New York

                                   EXHIBIT A
                                       TO
                                SECOND AMENDMENT
                                       TO
             THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

              FOURTH AMENDED AND RESTATED REVOLVING PROMISSORY NOTE

$___________                                                   Jericho, New York
                                                      Dated as of April 30, 1998

     FOR VALUE RECEIVED, Aeroflex Incorporated (f/k/a ARX, Inc.), Aeroflex Laboratories Incorporated, Aeroflex International Inc., Aeroflex Lintek Corp., Aeroflex Systems Corp., Aeroflex Acquisition Corp., Comstron International, S.A.R.L., MIC Technology Corporation, MIC Technology S.A.R.L. and Vibration Mountings and Controls, Inc. (individually, a "Borrower", and collectively, the "Borrowers"), jointly and severally promise to pay to the order of [NAME OF BANK], at [BANK ADDRESS], or at such other place as may be designated in writing by the holder of this Note, the principal sum of DOLLARS ($__________), or so much thereof as may be advanced and outstanding, with interest thereon, to be computed on each advance from the date of its disbursement, all as provided in that certain Third Amended and Restated Loan and Security Agreement dated as of March 15, 1996, among the Borrowers, Fleet Bank N.A., as Administrator (the "Administrator"), the holder of this Note and the other Banks identified therein (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Loan Agreement"). Capitalized terms used and not otherwise defined in this Note shall have the meanings respectively assigned to them in the Loan Agreement.

     This Note is one of the Revolving Credit Notes and one of the Notes referred to in the Loan Agreement. Principal and interest shall be due and payable as provided in the Loan Agreement, and all of the terms and provisions of the Loan Agreement, including (without limitation) provision for prepayment and acceleration of maturity, are incorporated herein by reference and made a part hereof. This Note is secured by certain collateral pledged by the Borrowers to the Administrator pursuant to the Loan Agreement.

     This Note is one of the Revolving Credit Notes issued by the Borrowers in order to amend, extend and completely replace the Third Restated Revolving Credit Notes to evidence the indebtedness outstanding under the Third Restated Revolving Credit Notes and to be a substitute and replacement for the Third Restated Revolving Credit Notes, but the Revolving Credit Notes are not intended and shall not be deemed or construed to be a payment, satisfaction, cancellation or violation of such indebtedness.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived by each Borrower. This Note is made and delivered in the State of New York, where all advances and repayments shall be made, and shall be construed in accordance with and governed by the applicable laws pertaining in such State. This Note may not be changed or terminated orally, and in any event may not be changed without the written consent of the holder hereof.

                                    Aeroflex Incorporated (f/k/a ARX, Inc.)

                                    By:_________________________________________
                                    Charles T. Badlato, Assistant Secretary


                                    Aeroflex Laboratories Incorporated

                                    By:_________________________________________
                                    Charles T. Badlato, Assistant Secretary

                             [SIGNATURES CONTINUED]

                                    Aeroflex International Inc.

                                    By:_________________________________________
                                       Charles T. Badlato, Assistant Secretary


                                    Aeroflex Lintek Corp.

                                    By:_________________________________________
                                       Charles T. Badlato, Assistant Secretary


                                     Aeroflex Systems Corp.

                                    By:_________________________________________
                                       Charles T. Badlato, Assistant Secretary


                                    Aeroflex Acquisition Corp.

                                    By:_________________________________________
                                       Charles T. Badlato, Assistant Secretary


                                    Comstron International, S.A.R.L.

                                    By:_________________________________________
                                       Charles T. Badlato, Assistant Secretary


                                    MIC Technology Corporation

                                    By:_________________________________________
                                       Charles T. Badlato, Assistant Secretary


                                    MIC Technology S.A.R.L.

                                    By:_________________________________________
                                       Charles T. Badlato, Assistant Secretary


                                    Vibration Mountings and Controls, Inc.

                                    By:_________________________________________
                                       Charles T. Badlato, Assistant Secretary

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Incorporated) executed the instrument.


                                   _____________________________________________


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Laboratories Incorporated) executed the instrument.


                                   _____________________________________________


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex International Inc.) executed the instrument.


                                   _____________________________________________


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Lintek Corp.) executed the instrument.

                                   _____________________________________________

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Systems Corp.) executed the instrument.


                                   _____________________________________________

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Aeroflex Acquisition Corp.) executed the instrument.


                                   _____________________________________________


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Comstron International, S.A.R.L.) executed the instrument.


                                   _____________________________________________


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology Corporation) executed the instrument.


                                   _____________________________________________

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., MIC Technology S.A.R.L.) executed the instrument.


                                   _____________________________________________


STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )
          On this _____ day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared Charles T. Badlato, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as Assistant Secretary, and that by his/her signature on the instrument, the person upon behalf of which the individual acted (i.e., Vibration Mountings and Controls, Inc.) executed the instrument.



                                   _____________________________________________